UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

MORTGAGE TOTAL

RETURN FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

On September 27, 2019, the Fund’s name changed from Western Asset Mortgage Backed Securities Fund to Western Asset Mortgage Total Return Fund. There was no change in the Fund’s investment objective and strategies as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Total Return Fund (formerly known as Western Asset Mortgage Backed Securities Fund) for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Mortgage Total Return Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities (“MBS”). MBS may be issued by U.S. government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). MBS represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The Fund may invest in government stripped MBS and other stripped securities. The Fund may invest in securities of any maturity or durationi, and the securities may have fixed, floating or variable rates. The Fund may enter into dollar rolls, sometimes referred to as mortgage dollar rolls.

The Fund will not invest more than 25% of its assets in MBS that are not issued, or guaranteed by or comprised of MBS issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The Fund focuses on securities rated investment grade (that is securities rated in the Baa/BBB categories or above, or, if unrated, securities that we determined to be of comparable credit quality). The Fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, securities that we determined to be below investment grade.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed

Western Asset Mortgage Total Return Fund 2019 Annual Report	1

Fund overview (cont’d)

Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)ii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the period of 2.62% occurred on January 18, 2019. The yield of the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019. All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 8.72% for the twelve months ended December 31, 2019.

The agency residential MBS overall generated solid performance but lagged equal-duration Treasuries during the reporting period. Agency commercial MBS were able to outperform residential MBS for the period as well. Structured products, including non-agency residential mortgage-backed securities (“NARMBS”)iv and commercial mortgage-backed securities (“CMBS”)v, generated solid results and outperformed equal-duration Treasury bonds, while asset-backed securities (“ABS”) underperformed duration-equivalent Treasury bonds, even though they also generated a positive total return. Structured products in general were supported by overall positive fundamentals, solid consumer balance sheets and lending conditions that remained constrained.

During the twelve months ended December 31, 2019, the overall agency MBS market, as measured by the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the “Index”)vi, gained 6.35%. Looking at the period more closely, within the Index, MBS Ginnie Mae 30-year securities returned 5.86%, MBS conventional 30-year securities gained 6.78% and agency commercial MBS returned 7.42% during the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Overall, the portfolio’s non-agency CMBS exposure was increased, as we added Single-Asset Single-Borrower (“SASB”) positions. We continue to add similar short-duration and high-carry assets that have attractive income to the portfolio, as we expect these securities to be a larger contributor to the Fund’s performance going forward. We also made a number of relative value trades within the sub-sector. The overall NARMBS allocation was reduced due to a reduction in pre-2007 securities, while exposure to credit securities issued by Fannie Mae/Freddie Mac was increased. Lastly, we maintained a small allocation to a tail-hedge position, which we view as having an asymmetric profile should broad market conditions suddenly shift.

During the reporting period, we utilized Treasury futures to manage the Fund’s duration and yield curvevii exposure. Overall, the use of these derivatives detracted from performance.

2	Western Asset Mortgage Total Return Fund 2019 Annual Report

CMBS index swaps and corporate investment-grade index swaps (CDS), which were used for credit hedging purposes, contributed to results. Foreign exchange forwards, which were utilized for currency management purposes, did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2019, Class A shares of Western Asset Mortgage Total Return Fund (formerly known as Western Asset Mortgage Backed Securities Fund), excluding sales charges, returned 6.01%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, returned 6.35% for the same period. The Lipper U.S. Mortgage Funds Category Averageviii returned 6.43% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Mortgage Total Return Fund:
Class 1[1]	1.77%	6.31%
Class A	1.63%	6.01%
Class C	1.28%	5.39%
Class C1[2]	1.54%	5.65%
Class I	1.77%	6.41%
Class IS	1.83%	6.52%
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	2.09%	6.35%
Lipper U.S. Mortgage Funds Category Average	1.92%	6.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Class 1 shares of the Fund are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Mortgage Total Return Fund 2019 Annual Report	3

Fund overview (cont’d)

The 30-Day SEC Yields for the period ended December 31, 2019 for Class 1, Class A, Class C, Class C1, Class I and Class IS shares were 2.22%, 1.81%, 1.17%, 2.05%, 2.16% and 2.27%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 2.11%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’ s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class C1, Class I and Class IS shares were 0.68%, 0.96%, 1.65%, 1.38%, 0.64% and 0.56%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributor to the Fund’s performance during the reporting period was its allocation to legacy NARMBS (issued pre-2007). This sub-sector continued to benefit from a favorable technical backdrop, as the outstanding amount of securities continues to run down. The Fund’s exposure to credit risk transfer securities issued by Fannie Mae and Freddie Mac also generated solid results. Elsewhere, within the CMBS market, the Fund’s exposure to recently issued securities, as well as ABS, contributed to performance during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund generated a strong absolute return during the reporting period. Modestly detracting from results was the Fund’s cash position. While cash remained a small portion of the Fund’s portfolio, it was a drag on performance given the upward trend in the marketplace during the reporting period. Select securities backed by pre-2007 issued commercial loans were also a headwind for returns. Lastly, the Fund’s portfolio credit hedges detracted from performance during the reporting period.

Thank you for your investment in Western Asset Mortgage Total Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

4	Western Asset Mortgage Total Return Fund 2019 Annual Report

RISKS: Fixed income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. High-yield (“junk”) bonds are generally subject to greater credit risks than higher grade bonds. The U.S. government guarantee of principal and interest payments applies only to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top three sector holdings (as a percentage of net assets) as of December 31, 2019 were: Mortgage-Backed Securities (56.7%), Collateralized Mortgage Obligations (29.7%) and Asset-Backed Securities (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Mortgage Total Return Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows. A basis point is one-hundredth (1/100 or 0.01) of one percent.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[i]v	Non-agency residential mortgage-backed securities are securities issued by non-governmental issuers, such as trusts and other special purpose entities.

[v]

Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by loans on commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders.

vi

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 124 funds for the six-month period and among the 123 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Mortgage Total Return Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Total Return Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.77%	$1,000.00	$1,017.70	0.65%	$3.31	Class 1	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class A	1.63	1,000.00	1,016.30	0.94	4.78	Class A	5.00	1,000.00	1,020.47	0.94	4.79
Class C	1.28	1,000.00	1,012.80	1.62	8.22	Class C	5.00	1,000.00	1,017.04	1.62	8.24
Class C1	1.54	1,000.00	1,015.40	1.13	5.74	Class C1	5.00	1,000.00	1,019.51	1.13	5.75
Class I	1.77	1,000.00	1,017.70	0.68	3.46	Class I	5.00	1,000.00	1,021.78	0.68	3.47
Class IS	1.83	1,000.00	1,018.30	0.56	2.85	Class IS	5.00	1,000.00	1,022.38	0.56	2.85

8	Western Asset Mortgage Total Return Fund 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Mortgage Total Return Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/19	6.31%	6.01%	5.39%	5.65%	6.41%	6.52%
Five Years Ended 12/31/19	3.42	3.14	2.42	2.71	3.45	N/A
Ten Years Ended 12/31/19	4.97	4.70	N/A	4.20	5.01	N/A
Inception* through 12/31/19	—	—	2.90	—	—	3.74

With sales charges[3]	Class 1	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/19	6.31%	1.54%	4.39%	4.65%	6.41%	6.52%
Five Years Ended 12/31/19	3.42	2.25	2.42	2.71	3.45	N/A
Ten Years Ended 12/31/19	4.97	4.25	N/A	4.20	5.01	N/A
Inception* through 12/31/19	—	—	2.90	—	—	3.74

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/09 through 12/31/19)	62.43%
Class A (12/31/09 through 12/31/19)	58.32
Class C (Inception date of 8/1/12 through 12/31/19)	23.60
Class C1[2] (12/31/09 through 12/31/19)	50.84
Class I (12/31/09 through 12/31/19)	62.98
Class IS (Inception date of 6/30/16 through 12/31/19)	13.71

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, C1, I and IS shares are September 12, 2000, November 6, 1992, August 1, 2012, February 4, 1993, February 7, 1996 and June 30, 2016, respectively.

10	Western Asset Mortgage Total Return Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Mortgage Total Return Fund vs. Bloomberg Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2009 — December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Mortgage Total Return Fund on December 31, 2009, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Mortgage Total Return Fund 2019 Annual Report	11

Schedule of investments

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 56.7%
FHLMC — 13.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	$889	$892
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-3/1/49	16,500,904	17,098,976
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	7/1/47-10/1/49	15,183,322	15,617,208
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	7/1/47-7/1/48	3,483,600	3,645,600
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	10/1/48-1/1/49	555,665	594,242
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	1/1/50	2,800,000	2,858,252	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	2.500%	1/1/33-4/1/33	6,436,196	6,516,219
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	8/1/33-8/1/48	383,368	420,159
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	12/1/33-5/1/48	23,137,290	24,397,681
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	11/1/35	7,809	8,543
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/43-12/1/48	50,748,604	53,047,500
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	3/1/46-9/1/46	3,198,894	3,414,249
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	4/1/47-9/1/48	1,938,399	1,983,185
Total FHLMC				129,602,706
FNMA — 36.6%
Federal National Mortgage Association (FNMA)	2.740%	7/1/27	7,896,616	8,102,056
Federal National Mortgage Association (FNMA)	3.321%	1/1/28	11,368,576	12,059,330
Federal National Mortgage Association (FNMA)	2.950%	2/1/28	10,000,000	10,433,289
Federal National Mortgage Association (FNMA)	3.350%	4/1/28	15,738,000	16,785,385
Federal National Mortgage Association (FNMA)	3.550%	8/1/28	1,030,000	1,109,656
Federal National Mortgage Association (FNMA)	3.790%	8/1/28	4,700,000	4,979,397
Federal National Mortgage Association (FNMA)	3.530%	2/1/29	2,940,000	3,172,876

See Notes to Financial Statements.

12	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	$167,338	$179,617
Federal National Mortgage Association (FNMA)	3.750%	6/1/30	3,060,000	3,343,214
Federal National Mortgage Association (FNMA)	3.620%	8/1/30	2,420,000	2,629,787
Federal National Mortgage Association (FNMA)	8.500%	10/1/30	38,161	42,017
Federal National Mortgage Association (FNMA)	4.000%	9/1/33-4/1/48	55,203,382	58,413,350
Federal National Mortgage Association (FNMA)	3.500%	12/1/37-3/1/57	107,791,115	112,336,147
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-9/1/57	19,583,084	21,171,729
Federal National Mortgage Association (FNMA)	3.000%	2/1/43-12/1/49	39,924,120	40,860,534
Federal National Mortgage Association (FNMA)	5.000%	11/1/45-12/1/48	14,299,805	15,663,288
Federal National Mortgage Association (FNMA)	3.000%	9/1/49-1/1/50	39,821,793	40,591,959	(a)
Federal National Mortgage Association (FNMA)	3.000%	1/1/50	7,400,000	7,505,797	(b)
Total FNMA				359,379,428
GNMA — 6.9%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	22,844	25,163
Government National Mortgage Association (GNMA)	7.500%	4/15/29-9/15/31	84,809	89,355
Government National Mortgage Association (GNMA)	6.000%	11/15/32	455,230	509,724
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/15/40	911,348	1,005,979
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	1,455,648	1,502,033
Government National Mortgage Association (GNMA)	3.500%	6/15/48	485,007	509,634
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	21,505,696	22,334,104
Government National Mortgage Association (GNMA) II	4.000%	7/20/47-12/20/47	14,481,001	15,.181,679

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	4.500%	6/20/48- 4/20/49	$17,204,162	$18,030,837
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	1,897,054	2,002,904
Government National Mortgage Association (GNMA) II	2.500%	8/20/49- 10/20/49	888,542	878,403
Government National Mortgage Association (GNMA) II	3.000%	12/20/49	1,500,000	1,542,207
Government National Mortgage Association (GNMA) II	2.500%	1/1/50	700,000	703,035	(b)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.791%)	3.826%	6/20/60	2,922,240	3,070,376	(c)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.089%)	2.879%	8/20/58	65,560	66,389	(c)
Total GNMA				67,451,822
Total Mortgage-Backed Securities (Cost — $546,290,646)				556,433,956
Collateralized Mortgage Obligations (d) — 29.7%
Adjustable Rate Mortgage Trust, 2005-11 5A1 (1 mo. USD LIBOR + 0.540%)	2.332%	2/25/36	270,517	185,033	(c)
Alternative Loan Trust, 2004-6CB A (1 mo. USD LIBOR + 0.580%)	2.372%	5/25/34	307,141	309,130	(c)
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	2.392%	1/25/36	220,790	216,957	(c)
Alternative Loan Trust, 2006-OA9 2A1B (1 mo. USD LIBOR + 0.200%)	1.965%	7/20/46	135,417	100,373	(c)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.808%	8/10/45	4,157,638	1,808,182	(c)(e)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	2.293%	9/29/36	5,612,037	4,835,252	(c)(e)
BANK, 2019-BN17 A4	3.714%	4/15/52	3,290,000	3,581,095
BCAP LLC Trust, 2015-RR2 25A1	2.033%	10/28/36	378,939	378,569	(c)(e)
BENCHMARK Mortgage Trust, 2019-B10 A4	3.717%	3/15/62	3,290,000	3,589,175
BHMS Mortgage Trust, 2018-ATLS C (1 mo. USD LIBOR + 1.900%)	3.640%	7/15/35	2,250,000	2,251,674	(c)(e)
BHMS Mortgage Trust, 2018-MZB (1 mo. USD LIBOR + 6.637%)	8.376%	7/15/20	1,070,000	1,080,831	(c)(e)
BX Trust, 2019-OC11 E	4.075%	12/9/41	2,500,000	2,420,162	(e)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	2.212%	7/25/36	193,639	186,579	(c)(e)

See Notes to Financial Statements.

14	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	$2,596,639	$1,408,677
Credit Suisse Commercial Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,795,202	1,148,929	(c)
Credit Suisse First Boston Mortgage Securities Corp., 2002-10 2A1	7.500%	5/25/32	195,059	203,560
CSMC Trust, 2014-USA C	4.336%	9/15/37	2,500,000	2,580,676	(e)
CSMC Trust, 2015-10R 3A2 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.840%)	3.021%	10/27/46	4,111,000	4,097,147	(c)(e)
CSMC Trust, 2015-LHMZ MZ	8.928%	7/20/20	4,809,647	4,817,371	(e)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	9.360%	7/15/32	3,000,000	3,004,939	(c)(e)
CSMC Trust, 2017-RPL3 B3	5.020%	8/1/57	3,471,793	3,754,033	(c)(e)
CSMC Trust, 2018-PLUM B (1 mo. USD LIBOR + 5.000%)	6.740%	8/15/20	1,179,280	1,183,101	(c)(e)
CSMC Trust, 2019-RIO B	8.740%	12/15/21	7,500,000	7,509,300	(c)(e)
CSWF, 2018-TOP E (1 mo. USD LIBOR + 2.250%)	3.990%	8/15/35	2,000,000	2,004,401	(c)(e)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,900,000	2,220,637	(e)
EverBank Mortgage Loan Trust, 2018-1 AX1, IO	0.146%	2/25/48	299,076,456	2,112,078	(c)(e)
EverBank Mortgage Loan Trust, 2018-1 B4	3.646%	2/25/48	2,565,325	2,081,315	(c)(e)
EverBank Mortgage Loan Trust, 2018-1 B5	3.646%	2/25/48	2,292,066	1,279,933	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K063 X1, IO	0.290%	1/25/27	64,964,095	1,199,945	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K-1510 X1, IO	0.482%	1/25/34	40,069,991	2,083,688	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	778,908	893,748
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	94,667	102,432
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3027 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.410%	5/15/29	51,439	4,964	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3265 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.140%)	4.400%	1/15/37	52,101	7,016	(c)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3397 GS, IO (-1.000 x 1 mo. USD LIBOR + 7.000%)	5.260%	12/15/37	$580,080	$119,311	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.210%	10/15/41	807,790	124,711	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3960 SJ, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.910%	8/15/40	682,679	62,653	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3966 SA, IO (-1.000 x 1 mo. USD LIBOR + 5.900%)	4.160%	12/15/41	2,173,970	341,048	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4048 IK, IO	3.000%	5/15/27	496,426	35,816
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4077 TO, PO	0.000%	5/15/41	3,875,512	3,384,007
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4085 IO, IO	3.000%	6/15/27	1,778,817	122,069
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4114 LI, IO	3.500%	10/15/32	4,468,225	503,769
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4134 IM, IO, PAC	3.500%	11/15/42	6,946,398	1,081,856
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4144 GI, IO, PAC-1	3.000%	12/15/32	2,812,404	246,888
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4147 IN, IO	3.500%	12/15/32	4,189,137	451,615
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4170 PI, IO, PAC-1	3.000%	1/15/33	4,990,301	349,670
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.510%	9/15/42	1,448,465	207,617	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4210 Z	3.000%	5/15/43	11,011,187	10,972,741
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4808 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.460%	7/15/48	3,172,229	632,587	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	2,377,297	2,378,668
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4856 IO, IO	5.000%	1/15/49	3,402,413	586,965

See Notes to Financial Statements.

16	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4882 S, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.310%	5/15/49	$5,757,824	$923,180	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4915 SG, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.310%	9/25/49	10,090,406	2,007,894	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	4,555,490	428,694	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	0.915%	9/25/55	10,861,983	1,254,244	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	78,400,476	358,055	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	8,232,189	967,503	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	0.927%	8/25/56	17,810,352	2,077,025	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	453,594,255	2,073,833	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 312 S1, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.210%	9/15/43	3,039,216	535,332	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 317 PO, PO	0.000%	11/15/43	6,634,506	5,864,509
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	2.464%	2/15/38	620,682	40,744	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	12.542%	3/25/25	5,931,274	7,776,433	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	12.292%	10/25/28	2,389,305	3,295,017	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 B2 (1 mo. USD LIBOR + 10.000%)	11.792%	7/25/29	2,540,230	2,991,478	(c)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B1 (1 mo. USD LIBOR + 3.750%)	5.542%	4/25/43	$3,550,000	$3,714,124	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	13.542%	4/25/43	5,114,081	6,325,768	(c)(e)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	12.042%	1/25/29	6,623,842	8,868,338	(c)(e)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	11.042%	4/25/29	5,765,736	7,413,266	(c)(e)
Federal National Mortgage Association (FNMA) ACES, 2019-M11 X1, IO	1.045%	6/25/29	20,936,056	1,655,435	(c)
Federal National Mortgage Association (FNMA) REMIC, 2003-22 IO, IO	6.000%	4/25/33	100,857	21,299
Federal National Mortgage Association (FNMA) REMIC, 2009-6 KZ	5.000%	2/25/49	551,084	604,675
Federal National Mortgage Association (FNMA) REMIC, 2009-59 LB	4.744%	8/25/39	572,207	608,240	(c)
Federal National Mortgage Association (FNMA) REMIC, 2009-74 TX, PAC	5.000%	9/25/39	1,694,068	1,896,186
Federal National Mortgage Association (FNMA) REMIC, 2010-2 AI, IO	5.500%	2/25/40	548,375	99,704
Federal National Mortgage Association (FNMA) REMIC, 2010-84 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.560%)	4.768%	8/25/40	1,443,048	251,240	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-150 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.530%)	4.738%	1/25/41	1,062,121	217,769	(c)
Federal National Mortgage Association (FNMA) REMIC, 2011-36 YS, IO (-1.000 x 1 mo. USD LIBOR + 6.520%)	4.728%	1/25/41	4,202,297	864,214	(c)
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	299,127	335,018
Federal National Mortgage Association (FNMA) REMIC, 2011-99 KI, IO	4.500%	12/25/25	307,991	9,282
Federal National Mortgage Association (FNMA) REMIC, 2011-144 PT	11.848%	1/25/38	508,217	618,659	(c)

See Notes to Financial Statements.

18	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-14 SL, IO (-1.000 x 1 mo. USD LIBOR + 6.550%)	4.758%	12/25/40	$4,465,260	$431,680	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	358,741	387,254
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	364,687	436,820
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.808%	7/25/42	2,993,149	533,822	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-123 BI, IO	3.500%	11/25/32	2,089,931	248,848
Federal National Mortgage Association (FNMA) REMIC, 2012-135 AI, IO	3.000%	12/25/27	2,202,759	157,154
Federal National Mortgage Association (FNMA) REMIC, 2012-149 AI, IO	3.000%	1/25/28	4,942,327	350,302
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	330,381	385,789
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	2,803,174	3,114,749
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	2.229%	8/25/44	1,686,088	99,972	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 IA, IO	2.137%	8/25/44	3,021,334	157,715	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-49 KS, IO	2.191%	8/25/44	2,613,108	138,357	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-48 IA, IO	4.500%	6/25/38	13,069,541	2,417,167
Federal National Mortgage Association (FNMA) REMIC, 2018-38 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.458%	6/25/48	13,216,404	2,546,496	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-38 SH, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.342%	7/25/49	11,067,529	1,860,679	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-42 KS, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.358%	8/25/49	3,967,280	600,586	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-42 LS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.858%	8/25/49	4,416,278	688,283	(c)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal National Mortgage Association (FNMA) REMIC, 2019-44 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.258%	8/25/49	$5,150,958	$920,489	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-45 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.258%	8/25/49	5,658,325	929,316	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-45 SE, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.258%	8/25/49	21,300,024	4,081,491	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-54 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.258%	9/25/49	5,332,874	1,152,886	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-58 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.208%	10/25/49	6,911,355	1,371,168	(c)
Federal National Mortgage Association (FNMA) REMIC, 2019-59 SH, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.208%	10/25/49	11,311,414	2,089,339	(c)
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/25/35	1,295,905	205,602
Federal National Mortgage Association (FNMA) STRIPS, 364 13, IO	6.000%	9/25/35	88,295	18,336
Federal National Mortgage Association (FNMA) STRIPS, 383 18, IO	5.500%	1/25/38	110,605	22,107
Federal National Mortgage Association (FNMA) STRIPS, 383 20, IO	5.500%	7/25/37	79,537	13,275
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	63,522	13,553
Federal National Mortgage Association (FNMA) STRIPS, 407 42, IO	6.000%	1/25/38	52,056	10,909
Federal National Mortgage Association (FNMA) STRIPS, 407 C10, IO	5.000%	1/25/38	518,167	89,404
Federal National Mortgage Association (FNMA) STRIPS, 417 C5, IO	3.500%	2/25/43	7,063,759	1,170,092
Federal National Mortgage Association (FNMA) STRIPS, 418 C15, IO	3.500%	8/25/43	14,846,815	2,467,221
Government National Mortgage Association (GNMA), 2003-94 SD, IO (-1.000 x 1 mo. USD LIBOR + 6.560%)	4.820%	7/16/33	148,016	3,149	(c)

See Notes to Financial Statements.

20	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Government National Mortgage Association (GNMA), 2004-59 FP (1 mo. USD LIBOR + 0.300%)	2.040%	8/16/34	$712,634	$710,904	(c)
Government National Mortgage Association (GNMA), 2004-81 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.460%	10/16/34	738,625	100,058	(c)
Government National Mortgage Association (GNMA), 2007-17 IB, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.485%	4/20/37	4,645,969	624,374	(c)
Government National Mortgage Association (GNMA), 2007-45 QB, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.835%	7/20/37	737,840	119,576	(c)
Government National Mortgage Association (GNMA), 2009-H01 FA (1 mo. USD LIBOR + 1.150%)	2.915%	11/20/59	792,446	798,890	(c)
Government National Mortgage Association (GNMA), 2010-4 SI, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	11/16/34	1,799,156	197,673	(c)
Government National Mortgage Association (GNMA), 2010-31 GS, IO, PAC-1 (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.735%	3/20/39	14,760	447	(c)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.715%	4/20/40	10,445	2,068	(c)
Government National Mortgage Association (GNMA), 2010-59 LB, PAC-1	4.500%	10/20/39	1,182,862	1,249,411
Government National Mortgage Association (GNMA), 2010-59 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.260%	5/16/40	573,495	71,539	(c)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.885%	1/20/40	20,415	1,790	(c)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	2,020,396	42,190
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	2.380%	2/20/60	2,586,990	2,600,594	(c)
Government National Mortgage Association (GNMA), 2011-40 EI, IO	4.000%	12/16/25	137,312	10,654
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	1,793,067	1,953,297

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.160%	9/16/46	$7,245,726	$37,976	(c)
Government National Mortgage Association (GNMA), 2012-13 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.885%	2/20/41	1,483,472	175,261	(c)
Government National Mortgage Association (GNMA), 2012-70 IO, IO	0.440%	8/16/52	18,624,769	254,113	(c)
Government National Mortgage Association (GNMA), 2013-90 PI, IO, PAC-1	3.500%	10/20/41	5,508,711	516,314
Government National Mortgage Association (GNMA), 2013-142 IO, IO	0.904%	9/16/51	9,619,827	485,938	(c)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.062%	9/16/44	3,886,368	162,275	(c)
Government National Mortgage Association (GNMA), 2013-163 IO, IO	1.237%	2/16/46	13,804,319	598,508	(c)
Government National Mortgage Association (GNMA), 2014-2 CI, IO	4.500%	1/20/44	1,918,162	421,515
Government National Mortgage Association (GNMA), 2014-16 IO, IO	0.723%	6/16/55	7,655,844	264,365	(c)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.806%	9/16/55	2,875,456	143,889	(c)
Government National Mortgage Association (GNMA), 2014-60 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	4/16/44	5,183,383	961,143	(c)
Government National Mortgage Association (GNMA), 2014-91 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.600%)	3.860%	6/16/44	2,240,847	314,231	(c)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC (-1.000 x 1 mo. USD LIBOR + 5.600%)	3.835%	8/20/44	6,815,680	1,116,055	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	4,803,351	878,682
Government National Mortgage Association (GNMA), 2016-51 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.285%	4/20/46	3,746,400	664,263	(c)
Government National Mortgage Association (GNMA), 2016-87 IO, IO	0.989%	8/16/58	8,439,088	560,478	(c)
Government National Mortgage Association (GNMA), 2017-19 SE, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.410%	2/16/47	4,989,305	1,030,829	(c)

See Notes to Financial Statements.

22	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Government National Mortgage Association (GNMA), 2017-21 IO, IO	0.775%	10/16/58	$17,273,693	$1,141,216	(c)
Government National Mortgage Association (GNMA), 2017-26 IQ, IO	5.000%	2/20/40	8,921,462	1,955,857
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.791%	7/16/58	1,895,536	113,682	(c)
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.687%	3/16/60	7,113,889	417,062	(c)
Government National Mortgage Association (GNMA), 2018-8 S, IO (-1.000 x 1 mo. USD LIBOR + 3.500%)	1.735%	1/20/48	29,943,729	1,996,106	(c)
Government National Mortgage Association (GNMA), 2018-125 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.485%	9/20/48	5,099,313	707,136	(c)
Government National Mortgage Association (GNMA), 2018-134 SM, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.435%	10/20/48	9,295,884	1,171,583	(c)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	4,659,054	4,736,008
Government National Mortgage Association (GNMA), 2019-85 LS, IO (-1.000 x 1 mo. USD LIBOR + 3.290%)	1.525%	7/20/49	40,163,101	2,653,154	(c)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	1,500,000	1,530,145
GS Mortgage Securities Corp. II, 2018-SRP5 D (1 mo. USD LIBOR + 6.000%)	7.740%	9/15/31	5,000,000	4,722,825	(c)(e)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	175,627	137,569
GS Mortgage Securities Trust, 2015-GC34 D	2.979%	10/10/48	2,500,000	2,249,211
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	2,940,000	3,116,277
GS Mortgage Securities Trust, 2019-GC39 XA, IO	1.143%	5/10/52	45,183,203	3,604,508	(c)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	2.192%	4/25/36	1,637,398	1,404,012	(c)(e)
Impac CMB Trust, 2004-10 3A1 (1 mo. USD LIBOR + 0.700%)	2.492%	3/25/35	286,073	278,072	(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	2.292%	5/25/37	431,462	424,723	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.812%	2/12/49	3,446,622	2,238,506	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.436%	2/15/51	61,793	58,996	(c)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 D (1 mo. USD LIBOR + 4.250%)	5.990%	11/15/31	$1,830,000	$1,761,042	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.490%	5/15/28	3,220,826	3,175,183	(c)(e)
La Hipotecaria El Salvadorian Mortgage Trust, 2019-1A AAA	4.250%	9/29/46	1,837,213	1,936,323	(e)
Magnolia Finance XI DAC, 2019-2 A (1 mo. USD LIBOR + 2.750%)	4.542%	7/31/21	4,169,076	4,199,090	(c)(e)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	2.002%	4/25/46	586,194	539,286	(c)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1 (1 mo. USD LIBOR + 0.200%)	1.992%	5/25/47	146,409	163,998	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	1,199,913	752,705	(c)(e)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.251%	12/12/49	79,429	50,513	(c)
Morgan Stanley Mortgage Loan Trust, 2006- 8AR 1A2 (1 mo. USD LIBOR + 0.140%)	1.932%	6/25/36	37,157	13,897	(c)
Morgan Stanley Re-REMIC Trust, 2015-R6 1A1 (1 mo. USD LIBOR + 0.260%)	2.228%	7/26/45	624,877	628,145	(c)(e)
Multifamily CAS Trust, 2019-1 M7 (1 mo. USD LIBOR + 1.700%)	3.492%	10/15/49	4,992,070	5,017,210	(c)(e)
Multifamily Trust, 2016-1 B	9.880%	4/25/46	2,048,207	2,128,050	(c)(e)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/34	4,750,000	4,655,707	(c)(e)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/34	3,150,000	2,865,014	(c)(e)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	1,090,520	1,133,926	(c)(e)
NovaStar Mortgage Funding Trust, 2006- MTA1 2A1A	1.516%	9/25/46	168,326	161,873	(c)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	4.450%	5/27/23	2,190,585	2,209,719	(c)(e)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	4.359%	5/25/35	3,528	3,602	(c)
Redwood Funding Trust, 2019-1 PT	4.213%	9/27/24	9,441,881	9,403,292	(e)
RETL, 2019-RVP A (1 mo. USD LIBOR + 1.150%)	2.890%	3/15/36	2,292,412	2,296,199	(c)(e)
Starwood Retail Property Trust, 2014-STAR C (1 mo. USD LIBOR + 2.750%)	4.490%	11/15/27	2,324,000	2,302,198	(c)(e)

See Notes to Financial Statements.

24	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Structured Asset Mortgage Investments II Trust, 2006-AR6 1A1 (1 mo. USD LIBOR + 0.180%)	1.972%	7/25/46	$131,243	$122,027	(c)
Structured Asset Securities Corp., 2005-RF3 1A (1 mo. USD LIBOR + 0.350%)	2.142%	6/25/35	227,748	205,662	(c)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	3.710%	11/11/34	2,223,670	2,229,198	(c)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL G (1 mo. USD LIBOR + 6.350%)	8.060%	11/11/34	5,670,562	5,694,171	(c)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL H (1 mo. USD LIBOR + 9.800%)	11.510%	11/11/34	5,670,562	5,706,598	(c)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.890%	5/10/63	1,330,000	427,728	(c)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.890%	5/10/63	1,340,000	300,853	(c)(e)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	5.655%	2/15/51	879,279	695,802	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	4.666%	6/25/33	37,673	38,454	(c)
Total Collateralized Mortgage Obligations (Cost — $289,095,685)				291,997,474

			Face Amount/ Units
Asset-Backed Securities — 5.4%
Asset-Backed Securities Corp. Home Equity Loan Trust, 2007-HE1 A4 (1 mo. USD LIBOR + 0.140%)	1.932%	12/25/36	2,200,570	2,141,194	(c)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A C	4.240%	9/22/25	4,200,000	4,362,191	(e)
Conseco Finance Corp., 1997-4 M1	7.220%	2/15/29	1,383,163	1,412,713	(c)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	6,021	5,396	(c)
Countrywide Asset-Backed Certificates, 2006-SD3 A1 (1 mo. USD LIBOR + 0.330%)	2.122%	7/25/36	256,223	242,275	(c)(e)
Countrywide Home Equity Loan Trust, 2006-E 2A (1 mo. USD LIBOR + 0.140%)	1.880%	7/15/36	33,278	32,108	(c)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	4.999%	8/9/24	5,000,000	4,996,714	(c)(e)

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
CreditShop Credit Card Co. LLC, 2019-1 B (1 mo. USD LIBOR + 6.250%)	7.990%	8/15/24	$4,839,711	$4,864,273	(c)(e)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	1,628,856	1,632,348	(c)(e)
CSMC Trust, 2017-RPL1 B1	3.079%	7/25/57	4,076,582	3,157,859	(c)(e)
CSMC Trust, 2017-RPL1 B2	3.079%	7/25/57	4,676,961	2,999,980	(c)(e)
CSMC Trust, 2017-RPL1 B3	3.079%	7/25/57	3,976,476	2,462,703	(c)(e)
CSMC Trust, 2017-RPL1 B4	3.079%	7/25/57	4,500,051	682,185	(c)(e)
DRB Prime Student Loan Trust, 2015-B A1 (1 mo. USD LIBOR + 1.900%)	3.692%	10/27/31	523,465	529,098	(c)(e)
Hertz Vehicle Financing II LP, 2015-3A D	5.330%	9/25/21	2,000,000	2,023,090	(e)
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	7,910,000	8,101,780	(e)
Long Beach Mortgage Loan Trust, 2001-3 M1 (1 mo. USD LIBOR + 0.825%)	2.617%	9/25/31	69,615	69,910	(c)
New Century Home Equity Loan Trust, 2003-B M2 (1 mo. USD LIBOR + 2.475%)	4.267%	11/25/33	3,958	3,994	(c)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	2.062%	5/25/36	401,843	397,979	(c)(e)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	2.132%	3/25/36	62,991	62,402	(c)
SBA Small Business Investment Cos., 2019- 10A 1	3.113%	3/10/29	781,534	811,529
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	22,179	4,830,163	(e)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	2,751	2,057,260	(e)
SoFi Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	600	711,360	(e)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.012%	2/25/36	1,381,883	60,829	(c)(e)
TES LLC, 2017-1A B	7.740%	10/20/47	1,000,000	997,184	(e)
Upgrade Pass-Through Trust I, 2017-1 CERT	14.960%	12/27/27	470,581	459,916	(c)(e)
Upgrade Pass-Through Trust I, 2018-5 A	12.075%	9/15/24	864,236	849,502	(e)
Upgrade Pass-Through Trust I, 2018-6 A	5.339%	10/15/24	777,269	758,134	(e)
Upgrade Pass-Through Trust IV, 2018-4 A	15.308%	8/15/24	765,725	743,766	(e)
Upgrade Pass-Through Trust VII, 2018-7 A	14.784%	1/15/25	895,271	856,867	(e)
Total Asset-Backed Securities (Cost — $62,337,638)				53,316,702
Total Investments before Short-Term Investments (Cost — $897,723,969)				901,748,132

See Notes to Financial Statements.

26	Western Asset Mortgage Total Return Fund 2019 Annual Report

Western Asset Mortgage Total Return Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 13.1%
Commercial Paper — 0.4%
Santander UK PLC (Cost — $3,748,713)	1.754%	1/7/20	$3,750,000	$3,748,750	(f)

			Shares
Money Market Funds — 12.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $125,147,581)	1.496%		125,147,581	125,147,581	(g)
Total Short-Term Investments (Cost — $128,896,294)				128,896,331
Total Investments — 104.9% (Cost — $1,026,620,263)				1,030,644,463
Liabilities in Excess of Other Assets — (4.9)%				(48,280,796)
Total Net Assets — 100.0%				$982,363,667

(a)	Securities traded on a when-issued or delayed delivery basis.

(b)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2019, the Fund held TBA securities with a total cost of $8,205,691.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)	Rate shown represents yield-to-maturity.

(g)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $125,147,581 and the cost was $125,147,581 (Note 8).

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Mortgage Total Return Fund

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

UST	— United States Treasury

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	473	3/20	$102,068,851	$101,931,500	$(137,351)
U.S. Treasury 5-Year Notes	1,719	3/20	204,575,044	203,889,524	(685,520)
U.S. Treasury Long-Term Bonds	339	3/20	54,224,857	52,852,219	(1,372,638)
U.S. Treasury Ultra Long-Term Bonds	103	3/20	19,322,268	18,710,594	(611,674)
					(2,807,183)

Contracts to Sell:
U.S. Treasury 10-Year Notes	1,225	3/20	158,544,962	157,316,803	1,228,159
U.S. Treasury Ultra 10-Year Notes	608	3/20	86,770,772	85,547,503	1,223,269
					2,451,428
Net unrealized depreciation on open futures contracts					$(355,755)

See Notes to Financial Statements.

28	Western Asset Mortgage Total Return Fund 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $901,472,682)	$905,496,882
Investments in affiliated securities, at value (Cost — $125,147,581)	125,147,581
Foreign currency, at value (Cost — $102,480)	94,962
Cash	1,000,000
Receivable for securities sold	66,048,418
Interest receivable	3,195,878
Receivable for Fund shares sold	1,561,052
Deposits with brokers for open futures contracts	1,215,618
Other receivables	1,699
Prepaid expenses	49,112
Total Assets	1,103,811,202

Liabilities:
Payable for securities purchased	117,651,630
Payable for Fund shares repurchased	2,605,254
Investment management fee payable	404,425
Distributions payable	314,989
Service and/or distribution fees payable	123,533
Payable to broker — variation margin on open futures contracts	15,255
Trustees’ fees payable	4,158
Accrued expenses	328,291
Total Liabilities	121,447,535
Total Net Assets	$982,363,667

Net Assets:
Par value (Note 7)	$946
Paid-in capital in excess of par value	1,008,824,697
Total distributable earnings (loss)	(26,461,976)
Total Net Assets	$982,363,667

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	29

Statement of assets and liabilities (cont’d)

December 31, 2019

Net Assets:
Class 1	$26,363,101
Class A	$506,151,025
Class C	$18,218,278
Class C1	$1,562,075
Class I	$414,948,750
Class IS	$15,120,438

Shares Outstanding:
Class 1	2,541,499
Class A	48,849,104
Class C	1,758,597
Class C1	150,658
Class I	39,868,766
Class IS	1,451,758

Net Asset Value:
Class 1 (and redemption price)	$10.37
Class A (and redemption price)	$10.36
Class C*	$10.36
Class C1*	$10.37
Class I (and redemption price)	$10.41
Class IS (and redemption price)	$10.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.82

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

30	Western Asset Mortgage Total Return Fund 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$42,712,859
Interest from affiliated investments	1,922,840
Total Investment Income	44,635,699

Expenses:
Investment management fee (Note 2)	4,508,567
Service and/or distribution fees (Notes 2 and 5)	1,425,104
Transfer agent fees (Note 5)	1,183,724
Registration fees	118,637
Legal fees	81,091
Fund accounting fees	76,283
Audit and tax fees	52,239
Shareholder reports	43,882
Trustees’ fees	21,133
Insurance	10,980
Commitment fees (Note 9)	9,874
Custody fees	7,889
Miscellaneous expenses	25,953
Total Expenses	7,565,356
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(14,389)
Net Expenses	7,550,967
Net Investment Income	37,084,732

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(4,501,495)
Futures contracts	7,394,421
Written options	312,920
Swap contracts	(669,095)
Net Realized Gain	2,536,751
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	18,029,527
Futures contracts	(4,658,582)
Swap contracts	(295,422)
Foreign currencies	(2,036)
Change in Net Unrealized Appreciation (Depreciation)	13,073,487
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	15,610,238
Increase in Net Assets From Operations	$52,694,970

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$37,084,732	$36,703,366
Net realized gain (loss)	2,536,751	(7,471,947)
Change in net unrealized appreciation (depreciation)	13,073,487	(12,482,979)
Increase in Net Assets From Operations	52,694,970	16,748,440

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(40,696,838)	(44,357,516)
Decrease in Net Assets From Distributions to Shareholders	(40,696,838)	(44,357,516)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	373,293,394	282,983,103
Reinvestment of distributions	36,806,843	39,827,058
Cost of shares repurchased	(237,202,457)	(310,252,551)
Increase in Net Assets From Fund Share Transactions	172,897,780	12,557,610
Increase (Decrease) in Net Assets	184,895,912	(15,051,466)

Net Assets:
Beginning of year	797,467,755	812,519,221
End of year	$982,363,667	$797,467,755

See Notes to Financial Statements.

32	Western Asset Mortgage Total Return Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.22	$10.57	$10.50	$10.74	$10.91

Income (loss) from operations:
Net investment income	0.45	0.48	0.31	0.27	0.43
Net realized and unrealized gain (loss)	0.18	(0.25)	0.19	(0.11)	(0.19)
Total income from operations	0.63	0.23	0.50	0.16	0.24

Less distributions from:
Net investment income	(0.48)	(0.58)	(0.43)	(0.40)	(0.39)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.48)	(0.58)	(0.43)	(0.40)	(0.41)

Net asset value, end of year	$10.37	$10.22	$10.57	$10.50	$10.74
Total return[2]	6.31%	2.31%	4.82%	1.50%	2.25%

Net assets, end of year (000s)	$26,363	$28,093	$31,016	$32,494	$35,947

Ratios to average net assets:
Gross expenses	0.67%	0.68%	0.68%	0.68%	0.68%
Net expenses[3]	0.67 [4]	0.68	0.68	0.68	0.68
Net investment income	4.32	4.65	2.91	2.49	3.88

Portfolio turnover rate[5]	74%	64%	102%	204%	137%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115%, 196%, 615%, 832% and 464% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.21	$10.56	$10.49	$10.73	$10.90

Income (loss) from operations:
Net investment income	0.42	0.45	0.28	0.24	0.40
Net realized and unrealized gain (loss)	0.19	(0.25)	0.19	(0.11)	(0.19)
Total income from operations	0.61	0.20	0.47	0.13	0.21

Less distributions from:
Net investment income	(0.46)	(0.55)	(0.40)	(0.37)	(0.36)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.46)	(0.55)	(0.40)	(0.37)	(0.38)

Net asset value, end of year	$10.36	$10.21	$10.56	$10.49	$10.73
Total return[2]	6.01%	2.02%	4.53%	1.23%	1.98%

Net assets, end of year (millions)	$506	$463	$497	$548	$553

Ratios to average net assets:
Gross expenses	0.95%	0.96%	0.96%	0.95%	0.94%
Net expenses[3]	0.94 [4]	0.96 [4]	0.96 [4]	0.95	0.94
Net investment income	4.02	4.38	2.62	2.23	3.64

Portfolio turnover rate[5]	74%	64%	102%	204%	137%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115%, 196%, 615%, 832% and 464% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

34	Western Asset Mortgage Total Return Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.20	$10.55	$10.48	$10.73	$10.90

Income (loss) from operations:
Net investment income	0.35	0.38	0.19	0.16	0.32
Net realized and unrealized gain (loss)	0.19	(0.25)	0.21	(0.11)	(0.18)
Total income from operations	0.54	0.13	0.40	0.05	0.14

Less distributions from:
Net investment income	(0.38)	(0.48)	(0.33)	(0.30)	(0.29)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.38)	(0.48)	(0.33)	(0.30)	(0.31)

Net asset value, end of year	$10.36	$10.20	$10.55	$10.48	$10.73
Total return[2]	5.39%	1.31%	3.81%	0.42%	1.28%

Net assets, end of year (000s)	$18,218	$16,060	$21,958	$33,327	$22,375

Ratios to average net assets:
Gross expenses	1.64%	1.65%	1.65%	1.66%	1.63%
Net expenses[3]	1.64 [4]	1.65 [4]	1.65 [4]	1.66	1.63
Net investment income	3.36	3.69	1.82	1.48	2.96

Portfolio turnover rate[5]	74%	64%	102%	204%	137%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115%, 196%, 615%, 832% and 464% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.22	$10.57	$10.50	$10.74	$10.91

Income (loss) from operations:
Net investment income	0.39	0.41	0.23	0.19	0.35
Net realized and unrealized gain (loss)	0.18	(0.25)	0.19	(0.10)	(0.19)
Total income from operations	0.57	0.16	0.42	0.09	0.16

Less distributions from:
Net investment income	(0.42)	(0.51)	(0.35)	(0.33)	(0.31)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.42)	(0.51)	(0.35)	(0.33)	(0.33)

Net asset value, end of year	$10.37	$10.22	$10.57	$10.50	$10.74
Total return[2]	5.65%	1.61%	4.08%	0.78%	1.52%

Net assets, end of year (000s)	$1,562	$9,267	$11,849	$14,753	$18,359

Ratios to average net assets:
Gross expenses	1.36%	1.38%	1.39%	1.40%	1.40%
Net expenses[3]	1.36 [4]	1.37 [4]	1.39 [4]	1.40	1.40
Net investment income	3.75	3.94	2.16	1.80	3.14

Portfolio turnover rate[5]	74%	64%	102%	204%	137%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115%, 196%, 615%, 832% and 464% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

36	Western Asset Mortgage Total Return Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IShares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.25	$10.61	$10.53	$10.78	$10.95

Income (loss) from operations:
Net investment income	0.44	0.48	0.32	0.27	0.43
Net realized and unrealized gain (loss)	0.21	(0.25)	0.19	(0.11)	(0.18)
Total income from operations	0.65	0.23	0.51	0.16	0.25

Less distributions from:
Net investment income	(0.49)	(0.59)	(0.43)	(0.41)	(0.40)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.49)	(0.59)	(0.43)	(0.41)	(0.42)

Net asset value, end of year	$10.41	$10.25	$10.61	$10.53	$10.78
Total return[2]	6.41%	2.36%	4.83%	1.43%	2.28%

Net assets, end of year (millions)	$415	$276	$245	$236	$195

Ratios to average net assets:
Gross expenses	0.67%	0.64%	0.66%	0.66%	0.65%
Net expenses[3]	0.67 [4]	0.64	0.66	0.66	0.65
Net investment income	4.26	4.69	2.96	2.51	3.90

Portfolio turnover rate[5]	74%	64%	102%	204%	137%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115%, 196%, 615%, 832% and 464% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Total Return Fund 2019 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2019	2018	2017	2016[2]

Net asset value, beginning of year	$10.26	$10.61	$10.54	$10.84

Income (loss) from operations:
Net investment income	0.43	0.49	0.33	0.09
Net realized and unrealized gain (loss)	0.23	(0.24)	0.18	(0.16)
Total income (loss) from operations	0.66	0.25	0.51	(0.07)

Less distributions from:
Net investment income	(0.50)	(0.60)	(0.44)	(0.23)
Total distributions	(0.50)	(0.60)	(0.44)	(0.23)

Net asset value, end of year	$10.42	$10.26	$10.61	$10.54
Total return[3]	6.52%	2.44%	4.93%	(0.70)%

Net assets, end of year (000s)	$15,120	$5,530	$5,687	$5,678

Ratios to average net assets:
Gross expenses	0.56%	0.56%	0.56%	0.57%[4]
Net expenses[5]	0.56 [6]	0.56	0.56	0.57 [4]
Net investment income	4.16	4.77	3.05	1.84 [4]

Portfolio turnover rate[7]	74%	64%	102%	204%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 30, 2016 (inception date) to December 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 115%, 196%, 615% and 832% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

[8]	For the year ended December 31, 2016.

See Notes to Financial Statements.

38	Western Asset Mortgage Total Return Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Total Return Fund (formerly Western Asset Mortgage Backed Securities Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Mortgage Total Return Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset Mortgage Total Return Fund 2019 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$556,433,956	—	$556,433,956
Collateralized Mortgage Obligations	—	291,997,474	—	291,997,474
Asset-Backed Securities	—	53,316,702	—	53,316,702
Total Long-Term Investments	—	901,748,132	—	901,748,132
Short-Term Investments†:
Commercial Paper	—	3,748,750	—	3,748,750
Money Market Funds	$125,147,581	—	—	125,147,581
Total Short-Term Investments	125,147,581	3,748,750	—	128,896,331
Total Investments	$125,147,581	$905,496,882	—	$1,030,644,463
Other Financial Instruments:
Futures Contracts	$2,451,428	—	—	$2,451,428
Total	$127,599,009	$905,496,882	—	$1,033,095,891

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$2,807,183	—	—	$2,807,183

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange

Western Asset Mortgage Total Return Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

42	Western Asset Mortgage Total Return Fund 2019 Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

Western Asset Mortgage Total Return Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

44	Western Asset Mortgage Total Return Fund 2019 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Western Asset Mortgage Total Return Fund 2019 Annual Report	45

Notes to financial statements (cont’d)

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

46	Western Asset Mortgage Total Return Fund 2019 Annual Report

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that

Western Asset Mortgage Total Return Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

48	Western Asset Mortgage Total Return Fund 2019 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $4 billion	0.500%
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.75%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money

Western Asset Mortgage Total Return Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $14,389, which included an affiliated money market fund waiver of $14,285.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$206,965	—
CDSCs	403	$214

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$60,772,839	$1,034,391,758
Sales	28,927,832	936,918,563

50	Western Asset Mortgage Total Return Fund 2019 Annual Report

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,046,418,203	$19,284,188	$(35,057,928)	$(15,773,740)
Futures contracts	—	2,451,428	(2,807,183)	(355,755)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$2,451,428

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$2,807,183

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$312,920	—	$312,920
Futures contracts	7,394,421	—	7,394,421
Swap contracts	—	$(669,095)	(669,095)
Total	$7,707,341	$(669,095)	$7,038,246

Western Asset Mortgage Total Return Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(4,658,582)	—	$(4,658,582)
Swap contracts	—	$(295,422)	(295,422)
Total	$(4,658,582)	$(295,422)	$(4,954,004)

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$22,939
Futures contracts (to buy)	216,875,563
Futures contracts (to sell)	140,390,338

Average Notional Balance
Credit default swap contracts (to buy protection)†	$11,538,462

†	At December 31, 2019, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00%, and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$32,379
Class A	$1,210,816	†	707,071
Class C	185,239		16,051
Class C1	29,049	†	4,639
Class I	—		422,937
Class IS	—		647
Total	$1,425,104		$1,183,724

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2019, the service and/or distribution fees reimbursed amounted to $103 and $1 for Class A and Class C1 shares, respectively.

52	Western Asset Mortgage Total Return Fund 2019 Annual Report

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$387
Class A	7,447
Class C	267
Class C1	24
Class I	6,047
Class IS	217
Total	$14,389

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class 1	$1,283,399	$1,633,441
Class A	21,323,200	24,812,227
Class C	689,095	904,718
Class C1	163,498	496,451
Class I	16,765,177	16,203,006
Class IS	472,469	307,673
Total	$40,696,838	$44,357,516

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	123,550	$1,283,399	159,482	$1,633,441
Shares repurchased	(331,170)	(3,436,344)	(344,789)	(3,542,673)
Net decrease	(207,620)	$(2,152,945)	(185,307)	$(1,909,232)

Western Asset Mortgage Total Return Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,024,745	$103,854,341	6,961,120	$71,555,375
Shares issued on reinvestment	2,007,022	20,830,820	2,364,231	24,186,602
Shares repurchased	(8,533,001)	(88,378,208)	(11,037,541)	(113,722,435)
Net increase (decrease)	3,498,766	$36,306,953	(1,712,190)	$(17,980,458)

Class C
Shares sold	1,020,780	$10,562,800	673,015	$6,932,126
Shares issued on reinvestment	56,919	591,046	77,120	789,170
Shares repurchased	(892,868)	(9,281,278)	(1,256,680)	(12,867,898)
Net increase (decrease)	184,831	$1,872,568	(506,545)	$(5,146,602)

Class C1
Shares sold	25,783	$268,260	26,990	$278,812
Shares issued on reinvestment	15,242	157,406	46,661	477,855
Shares repurchased	(797,378)	(8,219,593)	(287,763)	(2,965,807)
Net decrease	(756,353)	$(7,793,927)	(214,112)	$(2,209,140)

Class I
Shares sold	23,472,191	$243,983,811	19,579,710	$202,996,918
Shares issued on reinvestment	1,299,571	13,558,990	1,209,374	12,433,931
Shares repurchased	(11,781,216)	(122,458,180)	(17,021,999)	(175,652,291)
Net increase	12,990,546	$135,084,621	3,767,085	$39,778,558

Class IS
Shares sold	1,397,669	$14,624,182	118,679	$1,219,872
Shares issued on reinvestment	36,850	385,182	29,759	306,059
Shares repurchased	(521,817)	(5,428,854)	(145,291)	(1,501,447)
Net increase	912,702	$9,580,510	3,147	$24,484

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion

54	Western Asset Mortgage Total Return Fund 2019 Annual Report

of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$39,102,312	$488,061,647	488,061,647	$527,163,959	527,163,959
Western Asset Premier Institutional Government Reserves, Premium Shares	—	160,393,970	160,393,970	35,246,389	35,246,389
	$39,102,312	$648,455,617		$562,410,348

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio, LLC	—	$1,707,950	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	214,890	—	$125,147,581
	—	$1,922,840	—	$125,147,581

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Fund incurred a commitment fee in

Western Asset Mortgage Total Return Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

the amount of $9,874. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$40,696,838	$44,357,516

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$9,392,733
Deferred capital losses*	(20,033,582)
Other book/tax temporary differences(a)	330,549
Unrealized appreciation (depreciation)(b)	(16,151,676)
Total distributable earnings (loss) — net	$(26,461,976)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, the difference between the book and tax cost basis of investments in limited partnerships and other book/tax basis adjustments.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

12. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the

56	Western Asset Mortgage Total Return Fund 2019 Annual Report

Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

Western Asset Mortgage Total Return Fund 2019 Annual Report	57

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Mortgage Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund) (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

58	Western Asset Mortgage Total Return Fund 2019 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund), a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal

Western Asset Mortgage Total Return Fund	59

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

60	Western Asset Mortgage Total Return Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and

Western Asset Mortgage Total Return Fund	61

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of U.S. mortgage funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

62	Western Asset Mortgage Total Return Fund

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including break- points, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Mortgage Total Return Fund	63

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

64	Western Asset Mortgage Total Return Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Mortgage Total Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset Mortgage Total Return Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

66	Western Asset Mortgage Total Return Fund

Independent Trustees†† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Mortgage Total Return Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA( since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA( since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

68	Western Asset Mortgage Total Return Fund

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason &Co. predecessors (prior to 2006)

Western Asset Mortgage Total Return Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason &Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason &Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason &Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason &Co. or its affiliates(prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason &Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

70	Western Asset Mortgage Total Return Fund

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Mortgage Total Return Fund	71

Western Asset

Mortgage Total Return Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Western Asset Mortgage Total Return Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Mortgage Total Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s web- site at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Mortgage Total Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/20 SR20-3812

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $316,910 in December 31, 2018 and $168,455 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $12,000 in December 31, 2018 and $0 in December 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.* Jane F. Dasher* Anita L. DeFrantz* Susan B. Kerley* Ronald L. Olson* Avedick B. Poladian* William E.B. Siart* Jaynie M. Studenmund* Peter J. Taylor*

*  During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC., effective January 1, 2020.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 2, 2020